Exhibit 10.5

September 29, 2008

Staples, Inc.

Staples The Office Superstore, LLC

Staples The Office Superstore East, In.

Staples Contract & Commercial, Inc.

Staples the Office Superstore, Limited Partnership

Re:  Agreement dated August 6, 2008 among Lehman Brothers, Inc. (“LBI”), Staples, Inc., Staples The Office Superstore LLC, Staples The Office Superstore East, Inc., Staples Contract & Commercial, Inc., and Staples The Office Superstore, Limited Partnership (“Counterparties”) regarding the issue of commercial paper (the “Agreement”)

As you may be aware, Barclays Capital Inc. (“BCI”) has entered into a transaction with LBI pursuant to which BCI has acquired certain assets of LB1 relating to LBI’s investment banking and capital markets businesses. The sale transaction closed September 22, 2008. Prior to the closing of the sale, LBI’s parent company, Lehman Brothers Holdings Inc. (“LBHI,” together with LBI “Lehman”), commenced a voluntary case under chapter 11 of the Bankruptcy Code and LBI commenced a proceeding under the Securities Investor Protection Act. The Asset Purchase Agreement governing the sale transaction, as approved by the Bankruptcy Court, provides BCI the right to have contracts related to the purchased assets assumed by the trustee overseeing LBI’s SIPA proceeding (the “SIPC Trustee”) and assigned to BCI in connection with the sale.

At the request of BCI, LBI is assigning its rights, and BCI and is assuming LBI’s obligations, under the Agreement, to which Counterparties arc each a counterparty. The SIPC Trustee and BCI have determined that there are no amounts outstanding or other obligations of LBI that must be cured in connection with the assumption and assignment of the Agreement to BCI; however, let us know if you disagree

We ask that you sign below to acknowledge and consent to the assumption and assignment of the Agreement to BCI. From and after your acknowledgement and consent, LBI and its estate will have no obligations or liability under the Agreement.

BCI looks forward to working with you.

HUGHES HUBBARD & REED LLP	BARCLAYS CAPITAL INC.

/s/ Illegible	/s/ Mark Bamford
Attorneys for James W. Giddens,	By: Mark Bamford
Trustee for the SIPA Liquidation	Title: Managing Director
of Lehman Brothers Inc.

ACKNOWLEDGED AND CONSENTED TO

Staples, Inc.

By:	/s/ Nicholas Hotchkin
Title: SVP Finance, Treasurer

Staples The Office Superstore, LLC

By:	/s/ Nicholas Hotchkin
Title: SVP Finance, Treasurer

Staples The Office Superstore East, Inc.

By:	/s/ Nicholas Hotchkin
Title: SVP Finance, Treasurer

Staples Contract & Commercial, Inc.

By:	/s/ Nicholas Hotchkin
Title: SVP Finance, Treasurer

Staples the Office Superstore, Limited Partnership

By:	/s/ Nicholas Hotchkin
Title: SVP Finance, Treasurer